                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Eric T. Steigerwalt
          Chairman of the Board, President and Chief Executive Officer
                                 and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through MetLife Investors USA Separate Account A and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2014.

/s/ Eric T. Steigerwalt
-----------------------------
Eric T. Steigerwalt

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Susan A. Buffum
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through MetLife Investors USA Separate Account A and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of February, 2014.

/s/ Susan A. Buffum
-----------------------------
Susan A. Buffum

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through MetLife Investors USA Separate Account A and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2014.

/s/ Kumar Das Gupta
-----------------------------
Kumar Das Gupta

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through MetLife Investors USA Separate Account A and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2014.

/s/ Elizabeth M. Forget
-----------------------------
Elizabeth M. Forget

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Lisa S. Kuklinski
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through MetLife Investors USA Separate Account A and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2014.

/s/ Lisa S. Kuklinski
-----------------------------
Lisa S. Kuklinski

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Dina R. Lumerman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dina R. Lumerman, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through MetLife Investors USA Separate Account A and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2014.

/s/ Dina R. Lumerman
-----------------------------
Dina R. Lumerman

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through MetLife Investors USA Separate Account A and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of April, 2014.

/s/ Peter M. Carlson
-----------------------------
Peter M. Carlson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                            Vice President - Finance

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President - Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through MetLife Investors USA Separate Account A and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 2014.

/s/ James J. Reilly
-----------------------------
James J. Reilly